                          Van Kampen American Capital


                                    EMERGING
                                  GROWTH FUND

                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1998


                                    [PHOTO]

        ------- A Wealth of Knowledge "A Knowledge of Wealth" --------

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders........................................   1
Performance Results...........................................   3
Glossary of Terms.............................................   4
Portfolio Management Review...................................   5
Portfolio Highlights..........................................   8
Portfolio of Investments......................................   9
Statement of Assets and Liabilities...........................  18
Statement of Operations.......................................  19
Statement of Changes in Net Assets............................  20
Financial Highlights..........................................  21
Notes to Financial Statements.................................  24

                            LETTER TO SHAREHOLDERS


March 27, 1998
                               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL
                                APPEARS HERE]
Dear Shareholder,

  We have begun what promises to be an exciting and challenging year for investors. The Taxpayer Relief Act of 1997, signed into law by President Clinton in August, creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll work with you to locate the many benefits hidden among the changing tax landscape.

Economic Overview

  The nation's economic report card continues to register nearly perfect grades. Growth is strong, unemployment is low, the budget is headed for surplus, and the dollar is rising around the world. With the economy running on all cylinders, consumer confidence soared to a 30-year high in February.

  Despite the strength in the economy, inflation remained under control. The producer price index actually fell by 1.6 percent during the 12 months through February. Inflation at the consumer level also was virtually nonexistent, with the consumer price index rising by only 1.4 percent during the same period. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  The Federal Reserve Board left monetary policy unchanged during the six-month reporting period. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

  As the reporting period ended, there was little evidence that the Asian crisis had negatively impacted the U.S. economy. The nation's total output of goods and services (gross domestic product) grew at a rate of 3.9 percent in the fourth quarter of 1997, and corporate profits remained

                                       1                   Continued on page two
strong. A modest pickup in bond yields in mid-January indicated that global investors were increasingly confident that the U.S. economy would escape significant damage from the slowdown in Asia.

Market Overview

  Bolstered by solid economic growth, low inflation, and early signs of an economic recovery in Asia, U.S. stocks continued their advance during the reporting period. For the six months through February, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained
15.28 percent, while the Dow Jones Industrial Average (DJIA) gained 12.11 percent. In addition, 1997 marked the first time in history that the DJIA achieved 20 percent-plus gains in three consecutive years.

  But while U.S. stocks kept rising, volatility also picked up. During the peak of the economic turmoil in Asia between early August and late October, the DJIA fell by 16 percent. When the anticipated negative impact of the Asian slowdown on U.S. corporate profits failed to materialize, stocks rallied strongly to close the reporting period near record-high territory.

  Within the U.S. equity market, large stocks continued to outperform their small-cap cousins. During the six months through February, the Russell 1000 Index of large-cap companies gained 16.37 percent, compared to 9.07 percent for the Russell 2000 Index of small stocks. Shares of large technology companies were especially strong, with the NASDAQ 100 Stock Index climbing 11.17 percent in the six-month period.

Outlook

  We expect that the economic readjustments that need to occur in Asia will take years to fully take shape. In the meantime, it is likely that the growth rate of U.S. corporate profits will decelerate, especially among larger companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years.

  Still, the overall environment for equities remains positive. Inflation is low, economic growth is strong, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

/s/Don G. Powell                   /s/Dennis J. McDonnell
Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Asset Management, Inc.             Asset Management, Inc.

          Performance Results for the Period Ended February 28, 1998

               Van Kampen American Capital Emerging Growth Fund

                                                A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/.........   11.83%     11.38%     11.40%
Six-month total return/2/......................    5.40%      6.38%     10.40%
One-year total return/2/.......................   28.94%     30.78%     34.79%
Five-year average annual total return/2/.......   19.88%     20.21%        N/A
Ten-year average annual total return/2/........   19.11%        N/A        N/A
Life-of-Fund average annual total return/2/....   17.55%     20.43%     18.88%
Commencement Date.............................. 10/02/70   04/20/92   07/06/93

N/A=Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

Bottom-up investing:
  A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Capital gain:
  The profit resulting from the sale of an asset, such as a stock or a bond.

Dow Jones Industrial Average:
  The oldest and most widely recognized stock market average, the DJIA reflects the performance of 30 actively traded stocks of well-established companies.

Earnings estimate:
  A company's forecast for their net income during a given period.

Emerging growth stocks:
  Securities issued by companies with less than $2 billion in market capitalization or annual sales. These companies often have limited product lines, markets, or financial resources, and their stocks can experience more erratic market movements than those of larger companies.

Market capitalization:
  The size of a company, as measured by the value of its issued and outstanding stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):
  The value of a mutual fund share computed by deducting the fund's liabilities from the total assets of the portfolio and dividing this amount by the number of shares outstanding.

S&P 500-Stock Index:
  An unmanaged index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average, and reflects the stock market more accurately.

Valuation:
  The estimated or determined current worth of a stock, based on its price relative to its earnings.

                          Portfolio Management Review

               Van Kampen American Capital Emerging Growth Fund

We recently spoke to the management team of the Van Kampen American Capital Emerging Growth Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Gary Lewis, portfolio manager, David Walker and Janet Willis, associate portfolio managers, and Alan
T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1998.

Q What was the stock market environment for the Fund during the reporting period?

A    Moderate economic growth and low inflation provided a very favorable environment for equity investments. However, at the beginning of the reporting period, the stock market began to experience an increase in volatility. This situation culminated in late October, when the stock market became very sensitive to economic and currency turmoil in Southeast Asia. The Dow Jones Industrial Average (DJIA) dropped a record number of points in a single day but soon recovered completely, and by mid-February the DJIA was setting record highs once again.

  The stock market favored large companies during the last few months of 1997, as uncertainty surrounding the situation in Asia prompted investors to seek out familiar, easily traded stocks. However, concerns about Asia began to subside in the new year, and small-capitalization stocks gained momentum in the early months of 1998. Small-cap valuations, however, remained at historically low levels relative to large-cap stocks.

Q    What is your strategy in managing the Fund to meet its objective?

A    Our fundamental investment strategy remains consistent: we look for stocks with rising earnings expectations and rising valuations. We purchase stocks on the basis of a company's potential to outperform earnings expectations and produce a positive earnings result. Conversely, we sell stocks if earnings estimates or valuations are declining. Our stock selection process is referred to as "bottom up," which means we evaluate stocks one by one and pick the stocks that best meet our criteria, rather than restricting the percentage of the Fund's assets invested in a given industry sector. Finally, under normal circumstances, we keep the portfolio fully invested in equity securities, rather than holding a large percentage of assets in cash.

Q What major changes did you make to the portfolio during the past six months?

A    Our two most significant changes involved reallocating assets within the technology sector and reducing the Fund's holdings in energy stocks. Technology firms suffered in the fourth quarter of 1997, because many of them either sell their products in Asia or manufacture products for companies that conduct business in that region. Semiconductor stocks were some of the biggest losers, because such a large portion of their revenues is dependent upon Asia. In response, we eliminated many semiconductor names from the portfolio, including Applied Materials, Teradyne, Cymer, Altera, and KLA-Tencor. All of these firms represented between one-half and two percent of the Fund's assets six months ago, and we removed all of them from the portfolio. There was some market sentiment that semiconductor stock prices had reached their low point, and many of them bounced back with the rest of the small-cap universe early this year. We disagree with that assessment-- earnings estimates are still declining for these stocks, so we haven't been tempted to reinvest in them.

  The assets that came out of semiconductors went into areas of technology that were less affected by events in Asia, such as service and software companies. The "year 2000" problem has fueled the demand for computer professionals, and companies that provide training for technical personnel are thriving. Apollo Group is a good example-although this stock is classified in the consumer services sector, it is impacted by conditions in the technology area. Another active niche was Internet-related companies, and we increased our positions in Yahoo and America Online. This segment recently got a boost when President Clinton recommended the passage of the Internet Tax Freedom Act, lending his support to legislation that would place a halt on new Internet commerce taxes.

  While the energy sector drove performance upward through much of 1997, declining oil prices threatened the profitability of this group toward the end of the period. The Fund's holdings were concentrated in oil service providers, and as long as oil prices held steady between $18 and $22 a barrel, generally, there wasn't a significant risk that spending in the service area would be cut by oil service companies. However, oil prices did drop below $18 a barrel, and the economics became less favorable for many oil and gas companies to continue exploration projects. Earnings estimates for many service companies were eventually cut, but we reduced positions in these stocks due to declining valuations.

Q    What specific holdings supported the Fund's performance?

A    The Fund's largest holding at the end of the period was Dell Computer
Corp., a leader in customer-direct, build-to-order computer systems. Dell contributed positively to the portfolio during the past six months, with its stock price appreciating more than 60 percent during the six month reporting period.

  In the health-care sector, Guidant and Arterial Vascular Engineering (AVE) were noteworthy holdings. These companies are among the world's leading manufacturers of stents, which are devices used to open arteries and provide an alternative to traditional angioplasty. Guidant and AVE have been successful overseas, and their stents were recently approved for sale in the United States, pushing up their stock prices.

  Companies that promote "healthy living" have seen strong performance lately, as our nation's population ages and people are more focused on taking better care of themselves. Whole Foods (natural and organic food supermarkets), General Nutrition Centers (vitamin and health supplement stores), and Rexall Sundown (vitamin manufacturer) made favorable contributions to the Fund during the reporting period.

  We've had several stand-outs in the retail sector as well. Best Buy, a consumer electronics chain, has been diligent about cutting costs in order to improve their bottom-line profitability. Plus, the company enjoyed strong sales during the holiday season, which gave a boost to top-line revenues. The result was an earnings increase: its stock price jumped from $16 7/8 to $59 3/16 per share in the last six months. Also, the continuation of low interest rates sparked housing sales, and this trend lifted home-furnishing companies such as Linens `n Things and Pier 1 Imports. Of course, there is no guarantee that any of these stocks will perform as well in the future, and not all stocks in the portfolio performed as favorably. Please refer to the chart on page eight for additional Fund portfolio highlights.

Q    How did the Fund perform during the past six months?

A    The Fund achieved a six-month total return of 11.83 percent1 (Class A shares at net asset value) as of February 28, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 17.61 percent, and the Russell 2000 Index, which more closely resembles the Fund, returned 9.64 percent. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Russell 2000 Index reflects the general performance of the smaller-cap stocks.

  Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the next six months?

A    As we reported to you six months ago, small-cap stock valuations are at historically low levels. The last time emerging growth valuations were this low relative to the S&P 500-Stock Index was in April of 1997--and emerging growth stocks appreciated by 33 percent during the six months that followed. While a bounce-back of that size is unlikely at this time, we believe the climate is right for a rebound in small-cap stocks. Longer term, we expect stock market dominance to alternate between small companies and large companies. In such an environment, stock selection becomes especially important, and we will continue to focus on purchasing the best stocks available to us.

  We continue to view emerging growth stocks as an attractive choice for many investors. Because small-cap valuations are comparatively low, we think that emerging growth stocks have the potential to see substantial earnings growth, while richly priced large caps may find it more difficult to achieve growth of the same magnitude. In fact, earnings of U.S. small-cap stocks have surpassed large caps for the last three calendar quarters. Finally, domestic small-cap stocks have often been less affected by global economic slowdowns than large caps. If the situation in Asia were to precipitate such an event, we might witness a beneficial widening in the relative earnings gap between large and small stocks.


/s/ Alan T. Sachtleben             /s/ Gary M. Lewis
Alan T. Sachtleben                 Gary M. Lewis
Chief Investment Officer           Portfolio Manager
Equity Investments

                                       7      Please see footnotes on page three

                             Portfolio Highlights

               Van Kampen American Capital Emerging Growth Fund

           Top Ten Holdings as a Percentage of Long-Term Investments

                                      As of                         As of
                                February 28, 1998             August 31, 1997
Dell Computer Corp................   6.1%   ..................      5.2%
HBO & Co..........................   3.0%   ..................      1.7%
Compuware Corp....................   2.2%   ..................      2.2%
Chancellor Media Corp.............   1.8%   ..................       N/A
BMC Software, Inc.................   1.7%   ..................      1.5%
Peoplesoft, Inc...................   1.6%   ..................      1.6%
Guidant Corp......................   1.6%   ..................      1.1%
AirTouch Communications, Inc......   1.6%   ..................       N/A
America Online, Inc...............   1.5%   ..................      0.5%
EMC Corp..........................   1.4%   ..................       N/A

N/A = Not Applicable


Top Five Portfolio Sectors as a Percentage of Long-Term Investments

        As of February 28, 1998
        Technology.........................    30%
        Consumer Distribution..............    17%
        Health Care........................    12%
        Consumer Services..................    11%
        Finance............................    10%

        As of August 31, 1997
        Technology.........................    38%
        Consumer Distribution..............    11%
        Health Care........................    11%
        Energy.............................    10%
        Consumer Services..................     8%

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)

-------------------------------------------------------------------------
Description                                        Shares    Market Value
-------------------------------------------------------------------------
COMMON STOCKS  95.6%
CONSUMER DISTRIBUTION 15.9%
AmeriCredit Corp. (a)............................   125,000   $ 3,414,063
Barnes & Noble, Inc. (a).........................   550,000    19,318,750
Bed Bath & Beyond, Inc. (a)......................   450,000    19,434,375
Best Buy Co., Inc. (a)...........................   610,000    36,371,250
Brightpoint, Inc. (a)............................   500,000    10,250,000
CompUSA, Inc. (a)................................ 1,000,000    35,000,000
Costco Cos., Inc. (a)............................   700,000    34,212,500
CVS Corp.........................................   250,000    18,515,625
Dayton Hudson Corp...............................   250,000    19,328,125
Dollar General Corp..............................   396,250    18,277,031
Dollar Tree Stores, Inc. (a).....................   180,000     7,807,500
Family Dollar Stores, Inc........................   650,000    23,156,250
Fred Meyer, Inc. (a).............................   730,000    32,439,375
Gap, Inc.........................................   200,000     8,937,500
General Nutrition Cos., Inc. (a)................. 1,150,000    45,712,500
Ingram Micro, Inc., Class A (a)..................   125,000     4,828,125
Interface, Inc., Class A.........................    85,000     3,251,250
Interstate Bakeries Corp.........................   420,000    14,070,000
Kohl's Corp. (a).................................   215,000    17,240,312
Lexmark International Group, Inc., Class A (a)...   150,000     6,412,500
Lowe's Cos., Inc.................................   350,000    20,453,125
McKesson Corp....................................   140,000     7,297,500
Miller Herman, Inc...............................   475,200    29,106,000
Pacific Sunwear of California (a)................   262,500     9,089,063
Pier 1 Imports, Inc..............................   700,000    18,725,000
Proffitt's, Inc. (a).............................   650,000    22,018,750
Ross Stores, Inc.................................   600,000    23,625,000
Safeway, Inc. (a)................................   797,500    27,812,812
Stage Stores, Inc. (a)...........................   275,000    11,550,000
Steelcase, Inc. (a)..............................    69,300     2,499,131
TJX Cos., Inc....................................   825,000    31,865,625

                                       9      See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Description                                       Shares         Market Value
--------------------------------------------------------------------------------
CONSUMER DISTRIBUTION (CONTINUED)
Whole Foods Market, Inc. (a)..................    500,000        $ 30,593,750
Williams Sonoma, Inc. (a).....................    275,000          14,162,500
                                                                 ------------
                                                                  626,775,287
                                                                 ------------
CONSUMER DURABLES 1.2%
Ethan Allen Interiors, Inc....................    210,000          11,707,500
Fleetwood Enterprises, Inc....................     90,400           4,237,500
Gentex Corp. (a)..............................    250,000           8,062,500
Maytag Corp...................................    400,000          18,000,000
Oakwood Homes Corp............................    125,000           4,953,125
                                                                 ------------
                                                                   46,960,625
                                                                 ------------

CONSUMER NON-DURABLES 3.5%
Abercrombie & Fitch Co., Class A (a)..........    100,000           3,450,000
Action Performance Cos., Inc. (a).............    175,000           6,453,125
Borders Group, Inc. (a).......................    575,000          19,154,687
Canandaigua Brands, Inc., Class A (a).........    300,000          16,725,000
Dean Foods Co.................................    150,000           8,250,000
Intimate Brands, Inc., Class A................    210,000           5,696,250
Jones Apparel Group, Inc. (a).................    206,400          11,352,000
Linens 'n Things, Inc. (a)....................    300,000          15,112,500
Nautica Enterprises, Inc. (a).................    250,000           7,203,125
Smithfield Foods, Inc. (a)....................    322,000          10,183,250
Suiza Foods Corp. (a).........................    191,250          12,395,391
Westpoint Stevens, Inc. (a)...................    200,000          10,675,000
Wolverine World Wide, Inc.....................    400,000          11,250,000
                                                                 ------------
                                                                  137,900,328
                                                                 ------------

CONSUMER SERVICES 10.9%
AccuStaff, Inc. (a)...........................    200,000           5,650,000
Apollo Group, Inc., Class A (a)...............    300,000          12,712,500
Cablevision Systems Corp., Class A (a)........     80,000           7,820,000
Capstar Hotel Co. (a).........................    150,000           5,062,500
Caribiner International, Inc. (a).............    200,000           6,725,000
Cendant Corp. (a).............................    300,000          11,250,000

                                    10        See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

Description                                           Shares        Market Value
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Chancellor Media Corp. (a).......................  1,525,000       $  68,243,750
CKE Restaurants, Inc.............................    261,800          11,110,138
Clear Channel Communications, Inc. (a)...........    400,000          36,250,000
Consolidated Graphics, Inc. (a)..................    260,000          13,828,750
Cracker Barrel Old Country Store, Inc............    300,000          12,131,250
Foodmaker, Inc. (a)..............................    325,000           5,910,938
Gartner Group, Inc., Class A.....................    235,000           9,370,625
Heftel Broadcasting Corp., Class A (a)...........    150,000           7,106,250
Interpublic Group of Cos., Inc...................    390,000          21,255,000
Jacor Communications, Inc., Class A (a)..........    345,000          19,966,875
Mail Well Holdings, Inc. (a).....................    100,000           3,987,500
McGraw Hill, Inc.................................    150,000          11,343,750
Meredith Corp....................................    575,000          24,689,062
New York Times Co., Class A......................    210,000          13,741,875
Omnicom Group, Inc...............................    600,000          27,450,000
Outdoor Systems, Inc. (a)........................    375,000          11,179,687
Promus Hotel Corp. (a)...........................    458,125          22,104,531
Robert Half International, Inc. (a)..............    397,500          17,986,875
Signature Resorts, Inc. (a)......................    412,500           8,559,375
Snyder Communications, Inc. (a)..................     85,000           3,490,313
Tele-Communications, Inc., Class A (a)...........    352,500           9,671,719
Times Mirror Co., Class A........................     60,000           3,693,750
Univision Communications, Inc., Class A (a)......    248,400           9,532,350
Valassis Communications, Inc. (a)................    150,000           5,718,750
                                                                    ------------
                                                                     427,543,113
                                                                    ------------

ENERGY 4.5%
Coflexip SA - ADR (France).......................    200,000          10,012,500
Cooper Cameron Corp. (a).........................    425,000          22,790,625
ENSCO International, Inc.........................    900,000          26,212,500
EVI, Inc. (a)....................................    600,000          29,437,500
Marine Drilling Cos., Inc. (a)...................    897,900          16,106,081
National Oilwell, Inc. (a).......................    270,000           7,560,000


                                      11       See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

Description                                            Shares       Market Value
--------------------------------------------------------------------------------
ENERGY (CONTINUED)
R & B Falcon Corp. (a)...........................     500,000     $  13,250,000
Rowan Cos., Inc. (a).............................     700,000        19,731,250
Varco International, Inc. (a)....................   1,250,000        31,093,750
                                                                   ------------
                                                                    176,194,206
                                                                   ------------
FINANCE 9.6%
Ahmanson H.F. & Co...............................     100,000         6,243,750
AmSouth Bancorp..................................     150,000         8,428,125
Associates First Capital Corp., Class A..........     150,000        12,000,000
Astoria Financial Corp...........................     175,000         9,778,125
Bank United Corp., Class A.......................      85,000         4,005,625
Capital One Financial Corp.......................     275,000        18,476,562
CMAC Investment Corp.............................     375,000        25,125,000
Comdisco, Inc....................................     300,000        12,506,250
Concentra Managed Care, Inc. (a).................     225,000         7,720,313
Conseco, Inc.....................................     750,000        35,203,125
Cullen Frost Bankers, Inc........................     150,000         8,540,625
Dime Bancorp, Inc................................     327,000         9,973,500
Everest Reinsurance Holdings, Inc................     150,000         5,531,250
Federal Home Loan Mortgage Corp..................     225,000        10,631,250
Fifth Third Bancorp..............................      85,000         6,715,000
Finova Group, Inc................................     600,000        33,000,000
Golden State Bancorp, Inc. (a)...................     200,000         7,125,000
GreenPoint Financial Corp........................     175,000        12,993,750
Lehman Brothers Holdings, Inc....................     125,000         7,882,813
Marshall & Ilsley Corp...........................     125,000         7,328,125
Mercury General Corp.............................      40,000         2,270,000
MGIC Investment Corp.............................     175,000        12,895,312
National Commerce Bancorp........................      94,000         3,536,750
North Fork Bancorp, Inc..........................     300,000        10,256,250
Northern Trust Corp..............................     110,000         8,366,875
Peoples Heritage Financial Group, Inc............     160,000         7,450,000
Protective Life Corp.............................     125,000         8,640,625

                                       12      See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
Providian Financial Corp.........................       350,000   $ 19,862,500
Silicon Valley Bancshares (a)....................        60,000      3,420,000
SouthTrust Corp..................................       187,500      7,664,063
Star Banc Corp...................................       213,150     12,549,206
State Street Corp................................       200,000     12,362,500
SunAmerica, Inc..................................       187,500      8,496,094
Transatlantic Holdings, Inc......................        45,000      3,403,125
Zions Bancorp....................................       175,000      7,525,000
                                                                  ------------
                                                                   377,906,488
                                                                  ------------

HEALTHCARE 11.4%
Arterial Vascular Engineering, Inc. (a)..........       200,000     16,375,000
Biomet Inc.......................................       250,000      7,453,125
Curative Health Services, Inc. (a)...............       150,000      5,531,250
ESC Medical Systems Ltd. (a).....................       400,000     13,650,000
Guidant Corp.....................................       825,000     60,173,437
HBO & Co.........................................     2,100,000    113,662,500
Health Care & Retirement Corp. (a)...............       200,000      8,775,000
Health Management Assn., Inc., Class A (a).......       831,250     23,119,141
Medicis Pharmaceutical Corp., Class A (a)........       301,250     12,934,922
MiniMed, Inc. (a)................................       175,000      7,350,000
NBTY, Inc. (a)...................................       300,000     13,968,750
Omnicare, Inc....................................       730,000     27,010,000
Parexel International Corp. (a)..................       250,000      9,437,500
Quintiles Transnational Corp. (a)................       500,000     24,437,500
Rexall Sundown, Inc. (a).........................       700,000     25,900,000
Steris Corp. (a).................................       185,000     10,949,687
Sunrise Assisted Living, Inc. (a)................       240,000     10,140,000
Sybron International Corp. (a)...................       350,000      9,559,375
Theragenics Corp. (a)............................       100,000      5,937,500
Total Renal Care Holdings, Inc. (a)..............       658,708     21,202,164
Universal Health Services, Inc., Class B (a).....       200,000     10,450,000
Watson Pharmaceuticals, Inc. (a).................       300,000     10,762,500
                                                                  ------------
                                                                   448,779,351
                                                                  ------------

                                       13      See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

---------------------------------------------------------------------------

Description                                         Shares    Market Value
---------------------------------------------------------------------------
PRODUCER MANUFACTURING 3.0%
Allied Waste Industries, Inc. (a).................  750,000   $ 16,125,000
Danaher Corp......................................  200,000     14,387,500
Federal Mogul Corp................................  200,000      9,812,500
Kuhlman Corp......................................  170,000      7,501,250
Mueller Industries, Inc. (a)......................  100,000      5,512,500
Newpark Resources, Inc. (a).......................  600,000     11,550,000
Sipex Corp. (a)...................................  225,000      7,748,438
Southdown, Inc....................................   85,000      5,440,000
Tyco International Ltd............................  800,000     40,600,000
                                                              ------------
                                                               118,677,188
                                                              ------------
RAW MATERIALS/PROCESSING INDUSTRIES 0.9%
Safeskin Corp. (a)................................  525,000     32,221,875
Solutia, Inc......................................  150,000      4,096,875
                                                              ------------
                                                                36,318,750
                                                              ------------
TECHNOLOGY 29.0%
Advanced Fibre Communications, Inc. (a)...........  500,000     14,968,750
America Online, Inc. (a)..........................  460,000     55,717,500
Apex PC Solutions, Inc. (a).......................  175,000      4,812,500
Applied Graphics Technologies, Inc. (a)...........  150,000      8,868,750
Aspect Development, Inc. (a)......................  125,000      5,968,750
Bea Systems, Inc. (a).............................  200,000      5,375,000
BMC Software, Inc. (a)............................  825,000     63,112,500
Cambridge Technology Partners, Inc. (a)...........  625,000     28,437,500
CBT Group PLC - ADR (Ireland) (a).................  450,000     41,175,000
CHS Electronics, Inc. (a).........................  250,000      5,156,250
Ciber, Inc. (a)...................................  265,000     17,688,750
Cisco Systems, Inc. (a)...........................  300,000     19,762,500
Citrix Systems, Inc. (a)..........................  450,000     18,928,125
Computer Horizons Corp. (a).......................  300,000     15,656,250
Computer Learning Centers, Inc. (a)...............  300,000     11,043,750
Compuware Corp. (a)...............................1,950,000     82,143,750
Dell Computer Corp. (a)...........................1,650,000    230,793,750

                                      14       See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

----------------------------------------------------------------------

Description                                    Shares    Market Value
----------------------------------------------------------------------
Technology (Continued)
DII Group, Inc. (a)..........................   125,000   $ 3,312,500
Documentum, Inc..............................    85,900     3,983,612
EMC Corp. (a)................................ 1,350,000    51,637,500
Engineering Animation, Inc. (a)..............    42,000     2,572,500
Envoy Corp. (a)..............................   200,000     8,125,000
Gemstar Group Ltd. (a).......................   125,000     3,843,750
Hyperion Software Corp. (a)..................   425,000    17,478,125
Information Management Resources, Inc. (a)...   272,900    13,065,088
Keane, Inc. (a)..............................   550,000    25,575,000
Legato Systems, Inc. (a).....................   335,000    16,415,000
Lernout & Hauspie Speech Products N.V. (a)...    85,000     6,481,250
Lucent Technologies, Inc.....................   100,000    10,837,500
Lycos, Inc. (a)..............................   150,000     6,187,500
Manugistics Group, Inc. (a)..................   184,000     7,337,000
Mastech Corp. (a)............................   210,000    11,051,250
Mercury Interactive Corp. (a)................   150,000     5,587,500
Micrel, Inc. (a).............................   150,000     5,503,125
Network Appliance, Inc. (a)..................   125,000     3,687,500
Orbital Sciences Corp. (a)...................   150,000     5,718,750
Paychex, Inc.................................   250,000    12,906,250
Peoplesoft, Inc. (a)......................... 1,350,000    60,328,125
Renaissance Worldwide, Inc. (a)..............    85,000     5,046,875
Saville Systems PLC - ADR (Ireland) (a)......   350,000    16,406,250
Siebel Systems, Inc. (a).....................   500,000    30,750,000
Smart Modular Technologies, Inc. (a).........   250,000     7,000,000
Sterling Software, Inc. (a)..................   188,000     9,905,250
SunGard Data Systems, Inc. (a)...............   650,000    22,221,875
Tekelec, Inc.................................   200,000     8,175,000
Uniphase Corp. (a)...........................   534,000    21,393,375
Veritas DGC, Inc. (a)........................    85,000     3,511,563
Veritas Software Co. (a).....................   375,000    21,328,125
Visio Corp. (a)..............................   400,000    14,400,000

                                      15       See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

------------------------------------------------------------------------------

Description                                           Shares      Market Value
------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Vitesse Semiconductor Corp. (a)....................   500,000   $   25,390,625
Yahoo!, Inc. (a)...................................   605,000       44,278,437
                                                                --------------
                                                                 1,141,050,575
                                                                --------------
TRANSPORTATION 3.6%
Airborne Freight Corp..............................   550,000       19,903,125
Alaska Air Group, Inc. (a).........................   275,000       15,142,188
America West Holding Corp., Class B (a)............   250,000        6,203,125
Comair Holdings, Inc...............................   325,000        8,653,125
Continental Airlines, Inc., Class B (a)............   405,000       20,351,250
Halter Marine Group, Inc. (a)......................   335,000        6,574,375
Royal Caribbean Cruises Ltd........................    85,000        4,653,750
Southwest Airlines Co..............................   875,000       25,101,562
U.S. Airways Group, Inc. (a).......................   550,000       34,821,875
                                                                --------------
                                                                   141,404,375
                                                                --------------
UTILITIES 2.1%
AES Corp. (a)......................................   470,000       20,680,000
AirTouch Communications, Inc. (a).................. 1,300,000       58,418,750
Billing Information Concepts.......................   170,000        4,930,000
                                                                --------------
                                                                    84,028,750
                                                                --------------
TOTAL COMMON STOCKS............................................. 3,763,539,036

SUBSCRIPTION WARRANT 0.0%
BJ Services Co. (40,000 common stock warrants expiring 04/12/00)     1,670,000
                                                                --------------

TOTAL LONG-TERM INVESTMENTS  95.6%
    (Cost $2,448,466,656)....................................... 3,765,209,036
                                                                --------------

                                      16       See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

Description                                                                               Market Value
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.7%
Commercial Paper  1.3%
General Electric Capital Corp. ($50,000,000 par, yielding 5.683%, 03/02/98 maturity)... $   49,976,330
                                                                                        --------------
REPURCHASE AGREEMENTS  2.3%
BA Securities ($24,000,000 par, collateralized by U.S. Government obligations
in a pooled cash account, dated 02/27/98, to be sold on 03/02/98 at $24,011,320).......     24,000,000
SBC Warburg ($67,130,000 par, collateralized by U.S. Government obligations
in a pooled cash account, dated 02/27/98, to be sold on 03/02/98 at $67,161,327).......     67,130,000
                                                                                        --------------
                                                                                            91,130,000
                                                                                        --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.1%
Federal Home Loan Mortgage Corp. ($20,000,000 par, yielding 5.391%,
06/12/98 maturity).....................................................................     19,686,600
Federal National Mortgage Assn. ($20,000,000 par, yielding 5.425%,
05/01/98 maturity).....................................................................     19,811,600
Federal National Mortgage Assn. ($20,000,000 par, yielding 5.428%,
05/05/98 maturity).....................................................................     19,799,000
Federal National Mortgage Assn. ($25,000,000 par, yielding 5.670%,
06/04/98 maturity).....................................................................     24,638,250
                                                                                        --------------
                                                                                            83,935,450
                                                                                        --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $225,053,130)..................................................................    225,041,780
TOTAL INVESTMENTS 101.3%
  (Cost $2,673,519,786)................................................................  3,990,250,816
LIABILITIES IN EXCESS OF OTHER ASSETS (1.3%)...........................................    (51,172,706)
                                                                                        --------------
NET ASSETS  100.0%..................................................................... $3,939,078,110
                                                                                        ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                   17          See Notes to Financial Statements

                      Statement of Assets and Liabilities

                         February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $2,673,519,786)...................................  $3,990,250,816
Cash......................................................................             689
Receivables:
  Investments Sold........................................................      46,418,445
  Fund Shares Sold........................................................       7,377,056
  Dividends...............................................................         897,239
Other.....................................................................         114,897
                                                                            --------------
  Total Assets............................................................   4,045,059,142
                                                                            --------------
Liabilities:
Payables:
  Investments Purchased...................................................      57,584,078
  Fund Shares Repurchased.................................................      43,064,946
  Distributor and Affiliates..............................................       2,724,660
  Investment Advisory Fee.................................................       1,312,657
  Income Distributions....................................................          64,686
Accrued Expenses..........................................................       1,012,482
Trustees' Deferred Compensation and Retirement Plans......................         217,523
                                                                            --------------
  Total Liabilities.......................................................     105,981,032
                                                                            --------------
Net Assets................................................................  $3,939,078,110
                                                                            ==============
Net Assets Consist of:
Capital...................................................................  $2,619,324,209
Net Unrealized Appreciation...............................................   1,316,731,030
Accumulated Net Realized Gain.............................................      17,693,004
Accumulated Net Investment Loss...........................................     (14,670,133)
                                                                            --------------
Net Assets................................................................  $3,939,078,110
                                                                            ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $2,304,016,017 and 55,776,816 shares of beneficial interest issued
and outstanding)..........................................................  $        41.31
     Maximum sales charge (5.75%* of offering price)......................            2.52
                                                                            --------------
     Maximum offering price to public.....................................  $        43.83
                                                                            --------------
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $1,464,166,476 and 37,685,085 shares of beneficial interest issued
and outstanding)..........................................................  $        38.85
                                                                            --------------
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $170,895,617 and 4,328,251 shares of beneficial interest issued
and outstanding)..........................................................  $        39.48
                                                                            --------------
*On sales of $50,000 or more, the sales charge will be reduced.

                                      18       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended February 28, 1998 (Unaudited)
================================================================================

INVESTMENT INCOME:
Interest............................................................................  $    5,687,530
Dividends...........................................................................       3,318,514
                                                                                      --------------
  Total Income......................................................................       9,006,044
                                                                                      --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
$2,252,284, $6,495,593 and $753,167, respectively)..................................       9,501,044
Investment Advisory Fee.............................................................       8,008,650
Shareholder Services................................................................       5,037,903
Legal...............................................................................          51,004
Custody.............................................................................          42,035
Trustees' Fees and Expenses.........................................................          39,890
Other...............................................................................         870,978
                                                                                      --------------
  Total Expenses....................................................................      23,551,504
                                                                                      --------------
NET INVESTMENT LOSS.................................................................  $  (14,545,460)
                                                                                      ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.......................................................................  $  162,298,160
  Futures...........................................................................       3,459,261
                                                                                      --------------
Net Realized Gain...................................................................     165,757,421
                                                                                      --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...........................................................   1,049,651,975
  End of the Period:
    Investments.....................................................................   1,316,731,030
                                                                                      --------------
Net Unrealized Appreciation During the Period.......................................     267,079,055
                                                                                      --------------
NET REALIZED AND UNREALIZED GAIN....................................................  $  432,836,476
                                                                                      ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................................  $  418,291,016
                                                                                      ==============

                                      19       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended February 28, 1998 and
                  the Year Ended August 31, 1997 (Unaudited)


------------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended      Year Ended
                                                                               February 28, 1998   August 31, 1997
------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................................     $   (14,545,460)  $   (17,019,810)
Net Realized Gain...........................................................         165,757,421       211,200,349
Net Unrealized Appreciation During the Period...............................         267,079,055       427,587,305
                                                                                 ---------------   ---------------
Change in Net Assets from Operations........................................         418,291,016       621,767,844
Distributions from Net Realized Gain:
  Class A Shares............................................................        (187,560,886)      (68,724,698)
  Class B Shares............................................................        (124,322,361)      (40,777,606)
  Class C Shares............................................................         (14,246,795)       (4,475,920)
                                                                                 ---------------   ---------------
Total Distributions.........................................................        (326,130,042)     (113,978,224)
                                                                                 ---------------   ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........................          92,160,974       507,789,620
                                                                                 ---------------   ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................................       1,926,280,528     3,571,842,624
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................................................         306,065,324       106,183,551
Cost of Shares Repurchased..................................................      (1,716,453,149)   (3,132,953,942)
                                                                                 ---------------   ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........................         515,892,703       545,072,233
                                                                                 ---------------   ---------------
TOTAL INCREASE IN NET ASSETS................................................         608,053,677     1,052,861,853
NET ASSETS:
Beginning of the Period.....................................................       3,331,024,433     2,278,162,580
                                                                                 ---------------   ---------------
End of the Period
  (Including accumulated net investment loss
  of $14,670,133 and $124,673, respectively)................................     $ 3,939,078,110   $ 3,331,024,433
                                                                                 ===============   ===============


                                      20       See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

----------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended                    Year Ended August 31,
                                                                          --------------------------------------------
Class A Shares                                  February 28, 1998(a)       1997       1996(a)      1995(a)      1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.......................             $ 40.844       $ 34.347    $  31.59     $  24.37     $26.46
                                                           --------       --------    --------     --------     ------
  Net Investment Income/Loss..................                (.101)         (.127)      (.096)         .05       (.11)
  Net Realized and Unrealized
  Gain/Loss...................................                4.318          8.177       6.043         7.79       (.32)
                                                           --------       --------    --------     --------     ------
Total from Investment Operations..............                4.217          8.050       5.947         7.84       (.43)
Less Distributions from
Net Realized Gain.............................                3.753          1.553       3.190          .62       1.66
                                                           --------       --------    --------     --------     ------
Net Asset Value, End of the Period............             $ 41.308       $ 40.844    $ 34.347     $  31.59     $24.37
                                                           ========       ========    ========     ========     ======
Total Return (b)..............................                11.83%*        24.44%      20.54%       33.11%     (1.67%)
Net Assets at End of the Period
(In millions).................................             $2,304.0       $1,970.7    $1,438.5     $1,029.2     $677.1
Ratio of Expenses to
Average Net Assets (c)........................                 1.01%          1.05%       1.10%        1.14%      1.18%
Ratio of Net Investment Income/Loss
to Average Net Assets (c).....................                 (.50%)         (.30%)      (.29%)        .19%      (.30%)
Portfolio Turnover............................                   51%*           92%         91%         101%        64%
Average Commission Paid Per
Equity Share Traded (d).......................             $  .0609       $  .0609    $  .0587           --         --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                      21       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


-------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended               Year Ended August 31,
                                                                                -----------------------------------------
Class B Shares                                          February 28, 1998(a)     1997       1996(a)     1995(a)     1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..............................            $ 38.789     $ 32.938    $ 30.65     $23.86     $26.14
                                                                   --------     --------    -------     ------     ------
  Net Investment Loss..................................               (.245)       (.270)     (.349)      (.16)      (.27)
  Net Realized and Unrealized
    Gain/Loss..........................................               4.062        7.674      5.827       7.57       (.35)
                                                                   --------     --------    -------     ------     ------
Total from Investment Operations.......................               3.817        7.404      5.478       7.41       (.62)
Less Distributions from Net Realized Gain..............               3.753        1.553      3.190        .62       1.66
                                                                   --------     --------    -------     ------     ------
Net Asset Value, End of the Period.....................            $ 38.853     $ 38.789    $32.938     $30.65     $23.86
                                                                   ========     ========    =======     ======     ======
Total Return (b).......................................               11.38%*      23.51%     19.61%     32.01%     (2.46%)
Net Assets at End of the Period
  (In millions)........................................            $1,464.2     $1,220.4    $ 757.3     $450.5     $252.9
Ratio of Expenses to
   Average Net Assets (c)..............................                1.80%        1.85%      1.90%      1.97%      2.01%
Ratio of Net Investment Loss to
   Average Net Assets (c)..............................               (1.28%)      (1.10%)    (1.10%)     (.64%)    (1.07%)
Portfolio Turnover.....................................                  51%*         92%        91%       101%        64%
Average Commission Paid Per
   Equity Share Traded (d).............................            $  .0609     $  .0609    $ .0587         --         --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                      22       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended                Year Ended August 31,
                                                                                  -----------------------------------------
Class C Shares                                           February 28, 1998(a)      1997      1996(a)     1995(a)    1994(a)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..............................            $ 39.351       $33.384    $ 31.02     $24.14     $26.42
                                                                   --------       -------    -------     ------     ------
  Net Investment Loss..................................               (.248)        (.273)     (.354)      (.16)      (.25)
  Net Realized and Unrealized
  Gain/Loss............................................               4.134         7.793      5.908       7.66       (.37)
                                                                   --------       -------    -------     ------     ------
Total from Investment Operations.......................               3.886         7.520      5.554       7.50       (.62)
Less Distributions from Net Realized Gain..............               3.753         1.553      3.190        .62       1.66
                                                                   --------       -------    -------     ------     ------
Net Asset Value, End of the Period.....................            $ 39.484       $39.351    $33.384     $31.02     $24.14
                                                                   ========       =======    =======     ======     ======
Total Return (b).......................................               11.40%*       23.56%     19.60%     32.01%     (2.46%)
Net Assets at End of the Period
  (In millions)........................................            $  170.9       $ 139.9    $  82.4     $ 41.8     $ 24.5
Ratio of Expenses to
  Average Net Assets (c)...............................                1.79%         1.85%      1.89%      1.96%      2.02%
Ratio of Net Investment Loss to
  Average Net Assets (c)...............................               (1.27%)       (1.10%)    (1.10%)     (.63%)    (1.04%)
Portfolio Turnover.....................................                  51%*          92%        91%       101%        64%
Average Commission Paid Per
  Equity Share Traded (d)..............................            $  .0609        $.0609    $ .0587         --         --

*Non-Annualized

(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                      23       See Notes to Financial Statements

                         Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Van Kampen American Capital Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

     At February 28, 1998 for federal income tax purposes, cost of long- and short-term investments is $2,673,774,189; the aggregate gross unrealized appreciation is $1,342,862,587 and the aggregate gross unrealized depreciation is $26,385,960, resulting in net unrealized appreciation of $1,316,476,627.

E. Distribution of Income and Gains-The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                    % Per Annum
-------------------------------------------------
First $350 million...................  .575 of 1%
Next $350 million....................  .525 of 1%
Next $350 million....................  .475 of 1%
Over $1.05 billion...................  .425 of 1%

     For the six months ended February 28, 1998, the Fund recognized expenses of approximately $50,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended February 28, 1998, the Fund recognized expenses of approximately $195,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1998, the Fund recognized expenses of approximately $3,717,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     At February 28, 1998, VKAC owned 151,728 Class A shares of the Fund.

3.   Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At February 28, 1998, capital aggregated $1,365,467,231, $1,119,819,162 and
$134,037,816 for Classes A, B, and C, respectively. For the six months ended February 28, 1998, transactions were as follows:

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                  Shares          Value
------------------------------------------------------------
Sales:
  Class A.....................  41,871,250   $ 1,688,760,587
  Class B.....................   5,145,637       196,911,741
  Class C.....................   1,055,520        40,608,200
                               -----------   ---------------
Total Sales...................  48,072,407   $ 1,926,280,528
                               ===========   ===============
Dividend Reinvestment:
  Class A.....................   4,998,669   $   177,702,686
  Class B.....................   3,474,757       116,334,867
  Class C.....................     353,446        12,027,771
                               -----------   ---------------
Total Dividend Reinvestment...   8,826,872   $   306,065,324
                               ===========   ===============
Repurchases:
  Class A..................... (39,341,530)  $(1,600,691,359)
  Class B.....................  (2,397,597)      (91,302,956)
  Class C.....................    (636,885)      (24,458,834)
                               -----------   ---------------
Total Repurchases............. (42,376,012)  $(1,716,453,149)
                               ===========   ===============

     At August 31, 1997, capital aggregated $1,099,695,317, $897,875,510 and
$105,860,679 for Classes A, B, and C, respectively. For the year ended August 31, 1997, transactions, were as follows:

                                  Shares          Value
------------------------------------------------------------
Sales:
  Class A....................   85,481,062   $ 3,061,226,475
  Class B....................   12,632,143       435,521,886
  Class C....................    2,148,596        75,094,263
                              ------------   ---------------
Total Sales..................  100,261,801   $ 3,571,842,624
                              ============   ===============
Dividend Reinvestment:
  Class A....................    1,934,861   $    64,450,222
  Class B....................    1,192,031        37,918,500
  Class C....................      118,216         3,814,829
                              ------------   ---------------
Total Dividend Reinvestment..    3,245,108   $   106,183,551
                              ============   ===============
Repurchases:
  Class A....................  (81,049,033)  $(2,912,887,498)
  Class B....................   (5,352,502)     (178,981,485)
  Class C....................   (1,178,202)      (41,084,959)
                              ------------   ---------------
Total Repurchases............  (87,579,737)  $(3,132,953,942)
                              ============   ===============

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                         Contingent Deferred
                            Sales Charge
                         --------------------
  Year of Redemption     Class B     Class C
---------------------------------------------
First....................... 5.00%      1.00%
Second...................... 4.00%      None
Third....................... 3.00%      None
Fourth...................... 2.50%      None
Fifth....................... 1.50%      None
Sixth and Thereafter........ None       None

     For the six months ended February 28, 1998, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $660,800 and CDSC on the redeemed shares of approximately $1,086,400. Sales charges do not represent expenses to the Fund.

4.   Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,914,526,382 and $1,718,339,409, respectively.

5.   Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain.

     All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended February 28, 1998, were as follows:

                                     Contracts
-----------------------------------------------
Outstanding at August 31, 1997.......      144
Futures Opened.......................        0
Futures Closed.......................     (144)
                                          ----
Outstanding at February 28, 1998.....        0
                                          ----

6.   Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 28, 1998, are payments retained by VKAC of approximately $5,339,900.

                Funds Distributed by Van Kampen American Capital


EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International /Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American
FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Limited Maturity Government
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
CAPITAL PRESERVATION
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:
 .  visit our web site at www.vkac.com -- to view prospectuses, select Investors'
   Place, then Download a Prospectus
 .  call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .  e-mail us by visiting www.vkac.com and selecting Investors' Place

               Van Kampen American Capital Emerging Growth Fund

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*  Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 1998, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

               Van Kampen American Capital Emerging Growth Fund

This Page Intentionally Left Blank

                                                             ------------------
                                                                 Bulk Rate
                                                                U.S. Postage
                                                                   PAID
                                                                VAN KAMPEN
                                                              AMERICAN CAPITAL
                                                             ------------------


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181